UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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StarTek, Inc.
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 6200 South Syracuse Way, Suite 485

Greenwood Village, Colorado 80111

IMPORTANT NOTICE FROM STARTEK, INC.

Additional Information Regarding the Annual Meeting of Stockholders to be held on May 12, 2020 at 8:00 a.m. (MDT)

The following Notice of Change of Location (the “Notice”) relates to the proxy statement (the “Proxy Statement”) of StarTek, Inc. (the “Company”), dated March 27, 2020, furnished to stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at its upcoming Annual Meeting of Stockholders to be held on Tuesday, May 12, 2020 at 8:00 a.m. (MDT). This Notice is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about May 5, 2020. This notice should be read in conjunction with the Proxy Statement.

Press Release Regarding Change of Location of Annual Meeting of Stockholders to be held on May 12, 2020

Startek Changes Location for 2020 Annual Meeting of Stockholders and

Postpones First Quarter Reporting Due to COVID-19

GREENWOOD VILLAGE, CO – May 5, 2020 – Startek, Inc. (NYSE:SRT) (the Company), a global provider of customer experience management solutions, has changed the location for its 2020 Annual Meeting of Stockholders (the Meeting) due to the ongoing global pandemic surrounding COVID-19. The Meeting was originally scheduled for May 12, 2020 at 8:00 a.m. MDT at 6200 South Syracuse Way, Suite 485, Greenwood Village, CO 80111. That Meeting will be adjourned immediately after it is convened and the meeting will then be immediately reconvened at 5123 Country Club Dr, Brentwood, TN 37027 at the same date and time (which will be 9:00 a.m. local time). The original Meeting is being adjourned and the location of the Meeting is being changed to avoid unnecessary air travel of certain executive officers.

Due to the ongoing public impact of COVID‑19 and to mitigate risks to the health and well-being of employees, stockholders, communities, and other stakeholders, the Company discourages stockholders from physically attending the adjourned Meeting or the reconvened Meeting. In light of the rapidly evolving news and guidelines relating to the COVID-19 pandemic, the Company requests that all stockholders comply with guidelines and orders of local government and health officials.

Stockholders may listen to the adjourned Meeting and the reconvened Meeting by telephone via the following dial-in, listen-only number: +1 213-375-3254, Conference ID: 391 633 094#.

The Meeting agenda will be limited to the items of business on the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders and no business update will be provided at the Meeting.

Please be advised that stockholders will not be deemed to be "present" for quorum purposes and will not be able to vote their shares, or revoke or change a previously submitted vote, by dialing into the Meeting. As a result, the Company strongly urges stockholders to submit their proxies or votes in advance of the Meeting using one of the available methods described in the proxy materials. The record date for the Meeting of March 12, 2020 will remain unchanged. Please note that the proxy card included with the proxy materials previously distributed may continue to be used to vote your shares in connection with the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: Our proxy materials are available at www.proxyvote.com.

Form 10-Q Filing Postponement

Startek is also announcing its intention to postpone the filing of its Form 10-Q and the issuance of its first quarter results and related conference call until June 2020.

The current COVID-19 outbreak has caused severe disruptions and has required the Company’s accounting staff and the staff of the Company’s independent registered public accounting firm to work from home, resulting in limited access to the Company’s facilities and financial records and delays in the closing of the Company’s books of accounts. In addition, the COVID-19 outbreak has made collection of data slower and more difficult. These factors have caused a delay in the Company’s ability to prepare and analyze its financial statements for inclusion in the Quarterly Report.

On March 25, 2020, the U.S. Securities and Exchange Commission issued an order granting public issuers impacted by COVID-19 an exemption from filing requirements due on or before July 1, 2020. Startek has decided to rely on the conditional relief provided by the order and intends to file its quarterly report on or before June 10, 2020, and in any event no later than June 25, 2020, or within 45 days of the original due date.

About Startek

Startek is a leading global provider of technology-enabled business process outsourcing solutions. The company provides omni-channel customer experience management, back office and technology services to corporations around the world across a range of industries. The company has more than 47,000 outsourcing experts across 49 delivery campuses worldwide that are committed to delivering transformative customer experience for clients. Services include omni-channel customer care, customer acquisition, order processing, technical support, receivables management and analytics through automation, voice, chat, email, social media and IVR, resulting in superior business results for its clients. To learn more about Startek’s global solutions, please visit www.startek.com.

Forward-Looking Statements

The matters regarding the future discussed in this news release include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are intended to be identified in this document by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should” and similar expressions. As described below, such statements are subject to a number of risks and uncertainties that could cause Startek's actual results to differ materially from those expressed or implied by any such forward-looking statements. Readers are encouraged to review risk factors and all other disclosures appearing in the Company's Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC on March 12, 2020, as well as other filings with the SEC, including the Form 8-K filed by the Company on May 5, 2020, for further information on risks and uncertainties that could affect Startek's business, financial condition and results of operation. Copies of these filings are available from the Securities and Exchange Commission, the Company’s website or the Company’s investor relations department. Startek assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date herein.

Contacts

Ankul Agarwal Investor Relations +91 98192 81998 Ankul.Agarwal@startek.com	Sean Mansouri, CFA or Cody Slach Gateway Investor Relations (949) 574-3860 investor@startek.com